THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO (X) THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY IN ITS SOLE DISCRETION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF OPINIONS

OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY ACCEPTABLE IN FORM AND SUBSTANCE TO IT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Series C No. W01                                                400,000 Warrants

                     WARNER CHILCOTT PUBLIC LIMITED COMPANY

                               Warrant Certificate

      THIS CERTIFIES THAT for value received James G. Andress, or registered assigns (the "Warrant Holder"), is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase at any time on or after the date hereof until the earlier of (i) 5 P.M. (New York time) on October 31, 2006 or (ii) the occurrence of a Termination Event (as defined) (the "Expiration Date"), at the office of the Company, one fully paid and nonassessable Ordinary Share, par value $.05 per share ("Ordinary Share"), represented by one American Depositary Share ("ADS"), evidenced by American Depository Receipts ("ADRs"), of WARNER CHILCOTT PUBLIC LIMITED COMPANY (formerly named Nale Laboratories public limited company), a public limited company organized and existing under the laws of Ireland (the "Company"), at the purchase price and according to the schedule set forth in Section 2 hereof, upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of Ordinary Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of October 31, 1996, based on the Ordinary Shares of the Company as constituted at such date.

      Section 1. Transfer, Split Up, Combination and Exchange of Warrant Certificates; Mutilated, Destroyed, Lost or Stolen Warrant Certificates.

      This Warrant Certificate, with or without other Warrant Certificates, may be transferred or exchanged for another Warrant Certificate or Warrant Certificates, entitling the Warrant Holder to purchase a like number of Ordinary Shares as this Warrant Certificate entitles such Warrant Holder to purchase. In the event that the Warrant Holder desires to transfer, split up, combine or exchange this Warrant Certificate, the Warrant Holder shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate to the Company. Thereupon the Company shall deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of this Warrant Certificate. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless the Warrant Holder shall furnish to the Company evidence of compliance with the Act, in accordance with the provisions of Section 14 hereof.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the Warrant Holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

      Section 2. Exercise of Warrants; Purchase Price; Expiration of Warrants.
(a) The Warrant Holder may exercise the Warrants evidenced hereby, in whole or in part, according to the following schedule:

      Exercisable number of Warrants = (N x Q x .0625) minus P

            Where:

            N = total number of Warrants (subject to adjustment pursuant to Section 5 hereof),

            Q = the number of whole calendar quarters which have elapsed from September 30, 1996, and

            P =   the number of Warrants (if any) previously exercised

Notwithstanding the foregoing, the Board of Directors of the Company and/or a committee thereof may, at its absolute discretion, declare any Warrants to be exercisable in whole or in part as from any date earlier than the date upon which it would otherwise become exercisable. Further, as described more completely in Section 7 hereof, upon a change of control, consolidation, sale or merger of the Company, all outstanding Warrants shall become exercisable.

      (b) Warrants may be exercised in accordance with the foregoing paragraph
(a) upon surrender of this Warrant Certifi-cate with the Form of Election to Purchase, duly executed, to the Company at the address of the Company, at or prior to the Expiration Date, together with payment of the Purchase Price (as defined) for each Ordinary Share as to which the Warrants evidenced hereby are exercised.

      (c) The Warrants shall expire prior to October 31, 2006 in the following cases (each being a "Termination Event"): (1) the death of the Warrant Holder in which case the personal representative of the deceased Warrant Holder may at any time or from time to time, but subject to the other provisions of this Warrant Certificate and in no case later than one year after such death, exercise any Warrants, but only to the extent that such Warrants were exercisable by the Warrant Holder at the time of his death, and (2) the Warrant Holder ceases to be employed by the Company by reason of resignation, dismissal, retirement, disability or otherwise ("Separation") in which case the Warrant Holder may at any time, but subject to the other provisions of this Warrant Certificate and in no case later than thirty days after Separation, exercise any Warrants, but only to the extent that such Warrants were exercisable by the Warrant Holder at the date of Separation.

      (d) The purchase price for each Ordinary Share pursuant to the exercise of Warrants evidenced hereby shall initially be $20.00 (the "Purchase Price") but will be subject to adjustment as provided in Section 5 hereof and shall be payable as provided in Section 2(e) hereof.

      (e) Upon receipt of this Warrant Certificate, with the Form of Election to Purchase duly executed, accompanied by payment of the Purchase Price for the Ordinary Shares to be purchased and an amount equal to any applicable transfer tax in cash, or by certified check, bank draft or postal or express money order payable to the order of the Company, the Company shall thereupon promptly (i) requisition from any transfer agent of the Ordinary Shares of the Company, certificates for the number of whole Ordinary Shares to be purchased and (ii) promptly after receipt of such certificates cause the same to be delivered to or upon the order of the Warrant Holder, registered in such name or names as may be designated by such Warrant Holder, and, when appropriate, promptly deliver cash to be paid in lieu of issuance of fractional Ordinary Shares to or upon the order of the Warrant Holder.

      (f) In the event that the Warrant Holder shall exercise less than all the Warrants evidenced hereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants re-maining unexercised shall be issued by the Company to the Warrant Holder or to the Warrant Holder's duly authorized assigns, subject to the provisions of
Section 8 hereof.

      Section 3. Reservation and Availability of Ordinary Shares. The Company covenants and agrees that it will cause to be reserved and kept available at all times, free from preemptive rights and out of its authorized and available Ordinary Shares (including treasury shares), the number of Ordinary Shares that will be sufficient to permit the exercise in full of all outstanding Warrants evidenced hereby.

      The Company further covenants and agrees to reserve sufficient ADSs under the Deposit Agreement, dated as of October 17, 1994 (the "Deposit Agreement"), among the Company, The Bank of New York, as Depositary, and holders from time to time of ADRs issued thereunder to permit the deposit thereunder of Ordinary Shares represented by all Warrants evidenced hereby and the issuance of ADSs representing such Ordinary Shares. The Company will, upon request of the holder of the Ordinary Shares issued upon exercise of the Warrants evidenced hereby, deposit such Ordinary Shares on behalf of such holder pursuant to the terms of the Deposit Agreement and deliver to the holder of such shares the appropriate number of ADSs evidenced by ADRs.

      The Company further covenants and agrees that it will take all such action as may be necessary to insure that all Ordinary Shares delivered upon exercise of the Warrants evidenced hereby shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price) (i) be duly and validly authorized and issued and fully paid and nonassessable shares, and (ii) be issued in compliance with all applicable governmental laws and regulations.

      The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes and charges which may be payable in respect of the initial issuance or delivery of any Ordinary Shares, ADSs representing such Ordinary Shares or ADRs evidencing such ADSs, upon the exercise of the Warrants evidenced hereby. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer or delivery of this Warrant Certificate or the issuance or delivery of certificates for Ordinary Shares in a name other than that of the Warrant Holder or to issue or deliver any certificates for Ordinary Shares upon the exercise of any Warrant evidenced hereby until any such tax shall have been paid (any such tax being payable by the Warrant Holder at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

      Section 4. Ordinary Shares Record Date. The Warrant Holder shall for all purposes be deemed to have become the holder of record of any Ordinary Shares issued upon exercise of Warrants evidenced hereby on, and the certificate representing any such Ordinary Shares shall be dated, the date upon which this Warrant Certificate was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Ordinary Share transfer books of the Company are closed, the Warrant Holder shall be deemed to have become the record holder of such Ordinary Shares on, and such certificate shall be dated, the next succeeding business day on which the Ordinary Share transfer books of the Company are open. Prior to the exercise of the Warrants evidenced hereby, the Warrant Holder shall not be entitled to any rights of a shareholder of the Company with respect to Ordinary Shares for which the Warrants evidenced hereby are exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or required by law.

      Section 5. Adjustment of Purchase Price, Number of Ordinary Shares and Shares of Capital Stock Warrants Are Exercisable Into. The number and kind of securities purchasable upon the exercise of each Warrant evidenced hereby and the Purchase Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

      (a) Adjustment for Change in Capital Stock. In case the Company shall (i) pay a dividend on its Ordinary Shares, whether of Ordinary Shares or capital shares of any other class or make any other distribution of Ordinary Shares,
(ii) subdivide its outstanding Ordinary Shares into a greater number of shares or (iii) combine its outstanding Ordinary Shares into a smaller number of Ordinary Shares, the number of Ordinary Shares purchasable upon exercise of each Warrant evidenced hereby immediately prior thereto shall be adjusted so that the Warrant Holder shall be entitled to receive the number of Ordinary Shares which the Warrant Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immedi-ately prior to the happening of such event or any record date with respect thereto.

      An adjustment made pursuant to this Section 5(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision or combination is made.

      (b) Adjustment for Other Distributions. In case the Company shall distribute to all holders of its Ordinary Shares evidences of its indebtedness (other than evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, Ordinary Shares, either upon the occurrence of a specified date or a specified event (in any case, "Convertible Securities")), assets (excluding cash dividends or distributions payable out of consolidated retained earnings and dividends or distributions referred to in
Section 5(a) or in Section 5(c)), shares of capital stock (other than Ordinary Shares), or rights, options or warrants containing the right to subscribe for or purchase debt securities, assets or securities of the Company (other than Convertible Securities or Ordinary Shares) (collectively "Assets"), then in each case the number of Ordinary Shares thereafter purchasable upon the exercise of each Warrant evidenced hereby shall be determined by multiplying the number of Ordinary Shares theretofore purchasable upon the exercise of each Warrant evidenced hereby by a fraction, of which the numerator shall be the market price per Ordinary Share (as defined in Section 5(f)) on the date of such distribution, and the denominator of which shall be such market price per Ordinary Share less the fair value as of such record date (as determined in good faith by the Board of Directors of the Company) of the portion of the Assets applicable to one Ordinary Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution. A reclassification of the Ordinary Shares (other than a change in par value, from par value to no par value or from no par value to par value) into Ordinary Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Ordinary Shares of such shares of such other class of stock within the meaning of this Section 5(b) and, if the outstanding Ordinary Shares shall be changed into larger or smaller number of Ordinary Shares as a part of such reclassification, such change shall be deemed a subdivision or combina-tion, as the case may be, of the outstanding Ordinary Shares within the meaning of Section 5(a).

      No adjustment shall be made pursuant to this Section 5(b) unless, on the record date for such distribution, the market price per Ordinary Share exceeds the fair market value of the Assets applicable to each outstanding Ordinary Share. In the event, and each time, that the Company distributes Assets to all holders of its Ordinary Shares and the market price per Ordinary Share on the record date for such distribution is less than or equal to the fair market value of the Assets applicable to each outstanding Ordinary Share on such date, the Company shall either (i) distribute Assets to the Warrant Holder on the record date for such distribution when such Assets are distributed to the holders of Ordinary Shares as though all Warrants evidenced hereby had been exercised as of such record date or (ii) deposit such Assets in trust with a trustee. If the Company elects to distribute Assets to the Warrant Holder, the Company shall, on the date Assets are distributed to holders of Ordinary Shares, distribute to such Warrant Holder the Assets that it would have been entitled to receive on such date if it had exercised the Warrants evidenced hereby immediately prior to the record date for such distribution. If, however, the Company elects to deposit the Assets due the Warrant Holder in trust, the Company shall, on the date Assets are distributed to holders of Ordinary Shares, place in trust the Assets that the Warrant Holder would have been entitled to receive on such date if all of the Warrants evidenced hereby had been exercised immediately prior to the record date for such distribution; and the Warrant Holder shall be entitled upon exercise of the Warrants evidenced hereby to receive the Ordinary Shares issuable upon exercise thereof, the Assets placed in trust in respect of such Warrants, and the interest and dividends paid on such Assets since being placed in trust. In the event any Warrants evidenced hereby have not been exercised prior to the termination of the Expiration Date, any assets remaining in such trust after distributions have been made in respect of Warrants exercised shall be returned to the Company.

      (c) Adjustment for Issuance of Ordinary Shares. If at any time after the date hereof the Company shall (except as hereinafter provided) issue or sell any Ordinary Shares for consideration in an amount per Ordinary Share less than the market price per Ordinary Share (as defined in Section 5(f)) in effect immediately prior to the time of such issue or sale, then the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby shall be adjusted to equal the product obtained by multiplying the number of Ordinary Shares for which such Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of Ordinary Shares outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of Ordinary Shares outstanding immediately prior to such issue or sale, and (2) the aggregate consideration received from the issuance or sale of such additional Ordinary Shares divided by the market price per Ordinary Share (as defined in Section 5(f)) in effect immediately prior to the time of such issue or sale; provided, however, that no adjustment shall be made pursuant to this Section 5(c) upon the issuance of Ordinary Shares (i) in a bona fide public offering pursuant to a firm commitment or best efforts underwriting, (ii) upon the issuance of up to 500,000 Ordinary Shares, or ADSs representing such Ordinary Shares, of the Company pursuant to any employee stock option, purchase or similar plan which may be established by the Company from time to time providing for options, warrants or similar rights to purchase Ordinary Shares, or ADSs representing such Ordinary Shares, of the Company or (iii) upon the issuance of Ordinary Shares pursuant to (A) the Agreement among the Company, Nale Laboratories Corporation and Bernard J. Berk,
(B) the warrants issued pursuant to the Warrant Agreement dated as of October 17, 1994 between the Company and Elan Corporation, plc, (C) the warrants issued pursuant to the Warrant Agreement dated as of October 17, 1994 between the Company and Montgomery Securities, (D) the warrants issued pursuant to the Warrant Purchase Agreement dated as of March 28, 1996 by and between the Company and Warner-Lambert Company or (E) the warrants to purchase in the aggregate amount 170,000 Ordinary Shares, or ADSs representing such Ordinary Shares, issued on June 28, 1996 to certain current and former directors of the Company.

      (d) Issuance of Warrants or Other Rights. In case the Company shall distribute to all holders of its Ordinary Shares or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Ordinary Shares or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Ordinary Shares are issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities plus the price paid to the Company to acquire such warrants, other rights or Convertible Securities shall be less than the market price per Ordinary Share (as defined in Section 5(f)) in effect immediately prior to the time of such distribution, issue or sale, then the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby shall be adjusted as provided in Section 5(c) on the basis that (A) the maximum number of Ordinary Shares issuable pursuant to all such warrants or other rights or necessary to give effect to the conversion or exchange of all such Convertible Securities shall be deemed to be issued and outstanding, (B) the price per share for such Ordinary Shares shall be deemed to be the lowest possible price per share in any range of prices per share at which such Ordinary Shares are available to such holders, and (C) the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights; provided, however, that no adjustment shall be made pursuant to this Section 5(d) upon the issuance of any warrants or options or other rights to subscribe for up to 500,000 Ordinary Shares, or ADSs representing such Ordinary Shares, of the Company, pursuant to any employee stock option, purchase or similar plan which may be established by the Company from time to time. No further adjustments of the number of Ordinary Shares for which any Warrant evidenced hereby is exercisable shall be made upon the actual issue of such Ordinary Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Ordinary Shares upon such conversion or exchange of such Convertible Securities.

      (e) Adjustments for Issuance of Convertible Securities. In case the Company shall distribute to all holders of its Ordinary Shares or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Ordinary Shares are issuable upon such conversion or exchange, plus the price paid to the Company to acquire such Convertible Security, shall be less than the market price per Ordinary Share (as defined in Section 5(f)), in effect immediately prior to the time of such distribution, issue or sale, then the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby shall be adjusted as provided in
Section 5(c) on the basis that (i) the maximum number of Ordinary Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to be issued and outstanding, (ii) the price per share of such Ordinary Shares shall be deemed to be the lowest possible price in any range of prices at which such Ordinary Shares are available to such holders, and (iii) the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issu-ance of such Convertible Securities. No adjustment of the number of Ordinary Shares for which any Warrant evidenced hereby is exercisable shall be made under this Section 5(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 5(d). No further adjustments of the number of Ordinary Shares for which any such Warrant evidenced hereby is exercisable shall be made upon the actual issue of such Ordinary Shares upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments have been or are to be made pursuant to other provisions of this Section 5, no further adjustments shall be made by reason of such issue or sale. For the purposes of this Section 5(e), the date as of which the current market price of Ordinary Shares shall be computed shall be the earliest of (a) the date on which the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them to receive any such Convertible Securities or (b) the date of actual issuance of such Convertible Securities.

      (f) Market Price. For the purpose of any computation under Sections 5(b), 5(c), 5(d), 5(e) and 8(b), the market price per Ordinary Share at any date shall be the fair value thereof determined in the reasonable good faith judgment of the Board of Directors of the Company; provided, however, that if the Ordinary Shares, or ADSs representing such Ordinary Shares, are listed or admitted for trading on any domestic national securities exchange or quoted in the over-the-counter market or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, the market price per Ordinary Share shall be the average of the daily closing prices for 20 consecutive trading days preceding the date of such computation. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which the Ordinary Shares or ADSs, as the case may be, are listed or admitted to trading or, if not listed or admitted to trading, the average of the last reported sales price or in case no such reported sales take place on such day, the average of the closing bid and asked prices of the Ordinary Shares in the over-the-counter market as reported by NASDAQ or the NASDAQ National Market System or any comparable system or, if the Ordinary Shares are not included for quotation in the over-the-counter market or the NASDAQ National Market System or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Deals, Inc. selected from time to time by the Board of Directors of the Company for that purpose.

      (g) When De Minimis Adjustment May Be Deferred. No adjustment in the number of Ordinary Shares purchasable upon exercise of the Warrants evidenced hereby shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Ordinary Shares purchasable upon the exercise of each such Warrant; provided, however, that any adjustments which by reason of this paragraph (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

      (h) Adjustment in Purchase Price. Whenever the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby is adjusted as herein provided, the Purchase Price payable upon exercise of each such Warrant shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Ordinary Shares purchasable upon the exercise of each such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Ordinary Shares purchasable immediately thereafter.

      (i) When No Adjustment Required. No adjustment in the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby need be made under Sections 5(b), 5(d) and 5(e) if the Company issues or distributes to the Warrant Holder, the Assets, warrants or other rights or Convertible Securities referred to in those paragraphs which the Warrant Holder would have been entitled to receive had the Warrants evidenced hereby been exercised prior to the happening of such event or the record date with respect thereto. No adjustment need be made for a change in the par value or to no par value of the Ordinary Shares; provided, however, that the Purchase Price shall at no time be less than the par value of the Ordinary Shares of the Company, provided, further, that the Company shall reduce the par value of its Ordinary Shares from time to time as necessary so that such par value shall not be more than the Purchase Price then in effect.

      (j) Ordinary Shares. For all purposes of this Warrant Certificate, the term "Ordinary Shares" shall mean (i) the class of stock designated as the Ordinary Shares of the Company on October 31, 1996 or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Section 5(a), the Warrant Holder shall become entitled to purchase any securities of the Company other than Ordinary Shares, thereafter the number of such other shares so purchasable upon exercise of each Warrant evidenced hereby and the Purchase Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Ordinary Shares contained in Sections 5(a) through 5(i) herein, inclusive, this Section 5(j) and the provisions of Section 2 and Sections 5(m) and 5(n) herein, with respect to the Ordinary Shares, shall apply on like terms to any such other securities.

      (k) Expiration of Rights, Warrants or Convertible Securities. Upon the expiration of any rights, warrants or Convertible Securities, if any thereof shall not have been exercised, exchanged or converted, the Purchase Price and the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only Ordinary Shares so issued were the Ordinary Shares, if any, actually issued or sold upon the exercise of such rights or warrants or conversion or exchange of Convertible Securities and (B) such Ordinary Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion or exchange plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights, warrants or Convertible Securities whether or not exercised, converted or exchanged, as the case may be; provided, however, that no such readjustment shall have the effect of increasing the Purchase Price or decreasing the number of Ordinary Shares purchasable upon the exercise of each Warrant evidenced hereby by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant or such rights, warrants or Convertible Securities.

      (l) In the event of any issuance of securities by the Company for consideration in whole or in part in other than cash, the Board of Directors of the Company shall determine in good faith the value thereof which determination shall be conclusive and binding.

      (m) Voluntary Adjustment by the Company. The Company may at its option, at any time prior to the Expiration Date, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company; provided, however, the Company may not in any case increase the Purchase Price pursuant to this Section 5(m); provided, further, if the Company elects to reduce the then current Purchase Price, such reduction shall remain in effect for at least a 30 day period, after which time the Company may, at its option, reinstate the Purchase Price in effect immediately prior to such reduction.

      (n) Statement on This Warrant Certificate. Irrespective of any adjustments in the Purchase Price or the number or kind of shares purchasable upon the exercise of the Warrants evidenced hereby, this Warrant Certificate and Warrant Certificates hereafter issued may continue to express the same price and number and kind of shares as are stated hereon.

      Section 6. Certification of Adjusted Purchase Price and Number of Shares Issuable. Whenever the Purchase Price and the number of Ordinary Shares issuable upon the exercise of each Warrant evidenced hereby are adjusted as provided in
Section 5, the Company shall (a) prepare a certificate signed by its Chief Executive Officer or a Vice President or other executive officer setting forth the Purchase Price as so adjusted, the number of Ordinary Shares issuable upon the exercise of each Warrant evidenced hereby as so adjusted and a brief statement of the method of calculation of the adjustment and the facts accounting for the adjustment, (b) promptly file with each transfer agent for the Ordinary Shares a copy of such certificate, and (c) mail a brief summary thereof to the Warrant Holder.

      Section 7. Acceleration of Exercisability upon Sale of the Company or a Change of Control. In the event that the Company undergoes a Sale (as defined) or a Change of Control (as defined) prior to the Exiration Date, all of the Warrants shall become fully exercisable.

      For purposes of this Section 7, "Change of Control" means and shall be deemed to have occurred if any person (within the meaning of the Securities and Exchange Act of 1934, as amended), other than the Company or a Related Party (as defined), is or becomes the beneficial owner, directly or indi-rectly, of voting securities representing 51% or more of the total voting power of all then outstanding voting securities.

      For purposes of this Section 7, "Related Party" means: (a) a majority owned subsidiary of the Company, (b) an employee or group of employees of the Company, (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (d) a corporation owned by the stockholders of the Company in substantially the same proportion as their ownership of the voting securities of the Company, and (e) each of Elan Corporation, plc, Dominion Income Management Corp., Halisol SA, AIG Global Investment Corp., Goldman Sachs & Co., Paribas Sante SA, Perrigo Company and Warner-Lambert Company.

      For purposes of this Section 7, a "Sale" means and shall be deemed to have occurred if: (a) the Company completes a merger, consolidation, sale, transfer or other disposition that effects a Change of Control, or (b) the Company enters into a transaction or series of transactions to sell, transfer or otherwise dispose of all or substantially all of its properties or assets.

      Section 8. Fractional Warrants and Fractional Shares. (a) The Company shall not be required to issue fractions of Warrants or to distribute Warrant Certificates which evidence fractional Warrants. In lieu of such fractional Warrants, there shall be paid to the Warrant Holders with regard to which such fractional Warrant would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Warrant. For purposes of this Section 8(a), the current market value of a Warrant shall be the fair value thereof determined in the reasonable good faith judgment of the Board of Directors of the Company for the day immediately prior to the date on which such fractional Warrant would have been otherwise issuable.

      (b) Notwithstanding an adjustment pursuant to Section 5 in the number of Ordinary Shares covered by any Warrant evidenced hereby, the Company shall not be required to issue fractions of Ordinary Shares upon exercise of the Warrants evidenced hereby or to distribute certificates which evidence fractional Ordinary Shares. In lieu of fractional Ordinary Shares, there shall be paid to the Warrant Holder at the time this Warrant Certificate is exercised as herein provided an amount in cash equal to the same fraction of the current market value of an Ordinary Share. For purposes of this Section 8(b), the current market value of an Ordinary Share shall be deter-mined in accordance with Section 5(f) as of the day immediately prior to the date of such exercise.

      (c) The Warrant Holder by acceptance hereof, expressly waives such Warrant Holder's right to receive any fractional Warrant evidenced hereby or any fractional Ordinary Share upon exercise of a Warrants evidenced hereby.

      Section 9. Right of Action. All rights of action in respect of this Warrant Certificate are vested in the respective Warrant Holders; and any Warrant Holders may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise in respect of, its right to exercise the Warrants evidenced by this Warrant Certificate in the manner provided in this Warrant Certificate.

      Section 10. Agreement of Warrant Certificate Holders. The Warrant Holder by accepting same consents and agrees with the Company that:

            (a) registration of transfer of this Warrant Certificate may be made only on the registry books of the Company if surrendered at the address of the Company, duly endorsed, or accompanied by a proper instrument of transfer; and

            (b) the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced hereby (notwithstanding any notations of ownership or writing on this Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

      Section 11. Issuance of New Warrant Certificate. Notwithstanding any of the provisions of this Warrant Certificate, the Company may, at its option, issue a new Warrant Certificate evidencing the Warrants evidenced hereby in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of capital stock or other securities or property purchasable under this Warrant Certificate made in accordance with the provisions of this Agreement.

      Section 12. Notice of Proposed Actions. In case the Company shall propose
(a) to pay any dividend payable in stock of any class to the holders of its Ordinary Shares or to make any other distribution to the holders of its Ordinary Shares (other than a cash dividend) or (b) to offer to the holders of its Ordinary Shares rights, options or warrants to subscribe for or to purchase any additional Ordinary Shares or shares of capital stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Ordinary Shares (other than a reclassification involving only the subdivision or combination of outstanding Ordinary Shares), or (d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Warrant Holder, a notice of such proposed action in accordance with Section 13 hereof, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, options or warrants, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, or winding up is to become effective and the date of participation therein by the holders of Ordinary Shares, if any such date is to be fixed, and such notice shall be so given at least 20 calendar days (or 10 calendar days in any case specified in clause (a) or (b) above) prior to the applicable record date, effective date or participation date described above.

      Section 13. Notices. Notices or demands authorized by this Agreement to be given or made by the Warrant Holder to or on the Company shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile to:

                           Warner Chilcott Public Limited Company
                           Lincoln House
                           Lincoln Place
                           Dublin 2, Ireland
                           Facsimile:  (353) 1-662-4950

                           Attention:  Corporate Secretary

Notices or demands authorized by this Agreement to be given or made by the Company to the Warrant Holder shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or facsimile to such holder at the address of the Warrant Holder as shown on the registry books of the Company.

      Section 14. Registration under the Securities Act of 1933. The Warrant Holder represents and warrants to the Company that it will not dispose of any Warrants or Ordinary Shares issuable upon exercise of the Warrants evidenced hereby except, (i) to a "qualified institutional buyer" as such term is defined in Rule 144A under the Act, upon receipt by the Company of a transfer letter certifying as to the prospective transferee's status as a qualified institutional buyer, (ii) pursuant to an effective registration statement under the Act and any applicable state or foreign securities laws or (iii) upon receipt by the Company and, in the event of any disposition of ADRs evidencing ADSs representing Ordinary Shares issued upon exercise of the Warrants evidenced hereby, receipt by the depositary who is party to the Deposit Agreement (the "Depositary"), of an opinion of counsel reasonably acceptable to the Company and, if applicable, the Depositary, that such registration is not required.

      Section 15. Certificates To Bear Legends. Upon original issuance prior to
(i) the date which is three years after the later of the original issue date thereof and the last date on which the Company or any affiliate of the Company was the owner of the security (or any predecessor security) and (ii) such later date, if any, as may be required by any subsequent change in applicable law, each Ordinary Share or other security issued upon exercise of the Warrants evidenced hereby shall bear a legend substantially to the following effect:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,

      ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO (X) THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY,
      (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY IN ITS SOLE DISCRETION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF OPINIONS OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY ACCEPTABLE IN FORM AND SUBSTANCE TO EACH OF THEM THAT SUCH REGISTRATION IS NOT REQUIRED. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

      Section 16. Modification of Agreement. The Company and the Warrant Holder may amend or supplement any provision of this Warrant Certificate only by a statement in writing signed by each of the Company and the Warrant Holder.

      Section 17. Successors. All provisions of this Warrant Certificate by or for the benefit of the Company or the

Warrant Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

      Section 18. Benefits of this Agreement. Nothing in this Warrant Certificate expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrant Holder any right, remedy or claim under or by reason of this Warrant Certificate or of any provision hereof; and all provisions in this Warrant Certificate contained shall be for the sole and exclusive benefit of the Company and its successors and of the Warrant Holder.

      Section 19. New York Contract. This Warrant Certificate shall be governed in all respects by the laws of the State of New York, without giving effect to principles of conflict of laws.

      Section 20. Descriptive Headings. Descriptive headings of the several Sections of this Warrant Certificate are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

      WITNESS the signature of the proper officer of the Company. Dated as of October 31, 1996.

                                        WARNER CHILCOTT PUBLIC
                                           LIMITED COMPANY

                                        By _____________________________________
                                        Name:
                                        Title: